Supplement Dated July 29, 2016
To The Prospectus Dated April 25, 2016

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Sub-Adviser Change of Control for the JNL Multi-Manager Small Cap Growth Fund

On June 1-3, 2016, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved a new investment sub-advisory agreement pursuant to a change of control, defined under the Investment Company Act of 1940, as amended, for the sub-adviser for one of the strategies, or sleeves, within the JNL Multi-Manager Small Cap Growth Fund (the "Fund").  The Fund is managed by several unaffiliated sub-advisers; RS Investment Management Co. LLC ("RS Investments") was one of the sub-advisers and provided the day-to-day management for one of the strategies of the Fund (the "RS Investments Strategy").  RS Investments entered into an agreement with the parent company of Victory Capital Management Inc. ("Victory") whereby Victory acquired RS Investments' investment advisory business on or about July 29, 2016.  The transaction is not expected to result in any changes to the personnel responsible for managing the RS Investments Strategy (now known as the "Victory Strategy") of the Fund.  Contract owners will be sent an Information Statement containing additional information on the change of control of the sub-adviser for the Fund.  As a result of this agreement, the original investment sub-advisory agreement terminated.   The transaction relating to the change of control was not subject to shareholder approval and took place on July 29, 2016.

This Supplement is dated July 29, 2016.